UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2009

AXS-ONE INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26358	13-2966911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rutherford, New Jersey 301 Route 17 North	07070
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 935-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 13, 2009, the Registrant issued a press release (attached as an exhibit to this report) disclosing material non-public information regarding the Registrant’s results of operations for, and financial condition as of, the quarter ended March 31, 2009.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

 99.1  Press Release by Registrant, dated May 13, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.

Date:    May 13, 2009                                                            By:         /s/ Joseph Dwyer
Joseph Dwyer
Executive V.P.,
Chief Financial Officer

EXHIBIT INDEX

99.1  Press Release by Registrant, dated May 13, 2009